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                                                                    EXHIBIT 10.1

                               PURCHASE AGREEMENT

            THIS PURCHASE AGREEMENT ("Agreement") is made as of the 10th day of March, 2005 by and among Endocare, Inc., a Delaware corporation (the "Company"), and the Investors set forth on the signature pages affixed hereto (each an "Investor" and collectively the "Investors").

                                    RECITALS

            A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended; and

            B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) an aggregate of 5,635,379 shares of the Company's Common Stock, par value $0.001 per share (together with any securities into which such shares may be reclassified the "Common Stock"), at purchase price of $2.77 per share, (ii) Series A warrants to purchase an aggregate of 1,972,382 shares of Common Stock (subject to adjustment) at an exercise price of $3.50 per share (subject to adjustment) in the form attached hereto as Exhibit A (the "Series A Warrants"), and (iii) Series B warrants to purchase an aggregate of 1,972,382 shares of Common Stock (subject to adjustment) at an exercise price of $4.00 per share (subject to adjustment) in the form attached hereto as Exhibit B (together with the Series A Warrants, the "Warrants"); and

            C. Contemporaneous with the sale of the Common Stock and Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

            In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

            "Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

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            "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

            "Company's Knowledge" means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.

            "Confidential Information" means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

            "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Effective Date" means the date on which the initial Registration Statement is declared effective by the SEC.

            "Effectiveness Deadline" means the date on which the initial Registration Statement is required to be declared effective by the SEC under the terms of the Registration Rights Agreement.

            "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

            "Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise) or business of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

            "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

            "Purchase Price" means Fifteen Million Six Hundred Ten Thousand Dollars ($15,610,000).

            "SEC Filings" has the meaning set forth in Section 4.6.

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            "Registration Statement" has the meaning set forth in the
Registration Rights Agreement.

            "Securities" means the Shares, the Warrants and the Warrant Shares.

            "Shares" means the shares of Common Stock being purchased by the Investors hereunder.

            "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

            "Transaction Documents" means this Agreement, the Warrants and the Registration Rights Agreement.

            "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrants.

            "1933 Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

            "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

      2. Purchase and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Shares and Warrants in the respective amounts set forth opposite the Investors' names on the signature pages attached hereto in exchange for the Purchase Price as specified in Section 3 below.

      3. Closing. Upon confirmation that the other conditions to closing specified herein have been satisfied or duly waived by the Investors, the Company shall deliver to Lowenstein Sandler PC, a copy of an instruction letter from the Company to the Company's transfer agent irrevocably instructing the transfer agent to issue a certificate or certificates, registered in such name or names as the Investors may designate, representing the Shares and Warrants. Upon the receipt by Lowenstein Sandler PC of a copy of such instruction letter, each Investor shall promptly, but no more than one Business Day thereafter, cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor's pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement. The closing of the purchase and sale of the Shares and Warrants (the "Closing") shall occur on the date (the "Closing Date") that (i) all of the Investors have executed and delivered to the Company the Transaction Documents to which they are a party for an aggregate investment equal to the Purchase Price and (ii) the Company receives at least

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$8,000,000 of the Purchase Price. The Closing shall take place at the offices of
Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, or at such other location and on such other date as the Company and the Investors shall mutually agree. After the Closing, the Company may hold one or more subsequent closings, all of which shall be within five (5) Business Days of the Closing and all of which shall be on the same terms as provided herein.

      4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the "Disclosure Schedules"):

            4.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Except as described on Schedule 4.1 hereto, each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect. The Company's Subsidiaries are listed on Schedule 4.1 hereto.

            4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally or by other equitable principles of general application.

            4.3   Capitalization. Schedule 4.3 sets forth as of a recent date,
(a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in material compliance with applicable state and federal securities law and any rights of third parties. Except as described on Schedule 4.3, all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in material compliance with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no lien, encumbrance or other adverse claim. Except as

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described on Schedule 4.3, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 4.3 and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on Schedule 4.3 and except as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

            Except as described on Schedule 4.3, the issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

            Except as disclosed in the SEC Filings (as defined below), the Company does not have outstanding stockholder purchase rights or "poison pill" or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

            4.4 Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Warrants have been duly and validly authorized. Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.

            4.5 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 5 hereof, the Company has taken all action

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necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other "poison pill" arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company's Certificate of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

            4.6 Delivery of SEC Filings; Business. The Company has made available to the Investors through the EDGAR system, true and complete copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as amended prior to the date hereof (the "10-K"), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings, as of their respective filing dates, contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

            4.7 Use of Proceeds. The net proceeds of the sale of the Shares and the Warrants hereunder shall be used by the Company for working capital, to pay expenses incurred in connection with the transactions contemplated by this Agreement and general corporate purposes.

            4.8 No Material Adverse Change. Since December 31, 2003, except as identified and described in the SEC Filings or as described on Schedule 4.8, there has not been:

                  (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a Material Adverse Effect;

                  (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                  (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

                  (iv) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

                  (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which would not have a Material Adverse Effect;

                  (vi) any change or amendment to the Company's Certificate of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

                  (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

                  (viii) any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

                  (ix)  the loss of the services of any key employee;

                  (x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

                  (xi) any other event or condition of any character that has had a Material Adverse Effect.

            4.9 SEC Filings. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

            4.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

            4.11 Tax Matters. Except as described in Schedule 4.11, the Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. Except as described on Schedule 4.11, there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

            4.12 Title to Properties. Except as disclosed in the SEC Filings, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

            4.13 Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, except where the failure to so possess has not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

            4.14  Labor Matters.

                  (a) Except as set forth on Schedule 4.14, the Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees' health, safety, welfare, wages and hours.

                  (b) (i) There are no labor disputes existing, or to the Company's Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company's employees, (ii) there are no unfair labor practices or petitions for election pending or, to the Company's Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company's employees, (iii) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (iv) to the Company's Knowledge, the Company enjoys good labor and employee relations with its employees and labor organizations.

                  (c) The Company is in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization. There no claims are pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. Sections 1981 or 1983 or any other federal, state or local Law, statute or ordinance barring discrimination in employment.

                  (d) To the Company's Knowledge, the Company has no liability for the improper classification by the Company of such employees as independent contractors or leased employees prior to the Closing.

            4.15  Intellectual Property.

                  (a) No Intellectual Property owned or licensed by the Company or its Subsidiaries has been or is now involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

                  (b) All of the material licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and, to the Company's Knowledge, there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

                  (c) The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

                  (d) The conduct of the Company's and its Subsidiaries' businesses as currently conducted does not infringe or otherwise impair or conflict in any material respect with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company's Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

                  (e) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

                  (f) The Company and its Subsidiaries have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information. Except under confidentiality obligations, there has been no material disclosure of any of the Company's or its Subsidiaries' Confidential Information to any third party.

            4.16 Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

            4.17 Litigation. Except as disclosed in the SEC Filings or as described on Schedule 4.17, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

            4.18 Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as described on Schedule 4.18, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

            4.19 Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

            4.20  [Intentionally Omitted]

            4.21 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 4.21.

            4.22 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

            4.23 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

            4.24 Private Placement. The offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

            4.25 Questionable Payments. Since January 1, 2004, neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity;
(b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or
(e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

            4.26 Transactions with Affiliates. Except as disclosed in the SEC Filings or as disclosed on Schedule 4.26, none of the officers or directors of the Company and, to the Company's Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            4.27 Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. To the Company's Knowledge, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant adverse changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company's Knowledge, in other factors that could significantly and adversely affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

            4.28 Disclosures. Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information, except pursuant to confidentiality agreements entered into with the Investors.

      5. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

            5.1 Organization and Existence. Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

            5.2 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

            5.3 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

            5.4 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

            5.5 Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Investor acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement.

            5.6 Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

            5.7 Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

                  (a) "The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws."

                  (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

            5.8 Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

            5.9 No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

            5.10 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

            5.11 Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor's investments or trading or information concerning such Investor's investments, including in respect of the Securities, or (z) is subject to such Investor's review or input concerning such Affiliate's investments or trading (collectively, "Trading Affiliates") has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a "Prohibited Transaction"). Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the Effective Date or (iii) the Effectiveness Deadline, such Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. Such Investor acknowledges that the representations, warranties and covenants contained in this Section
5.11 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this Section 5.11. Such Investor shall not sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any shares of Common Stock purchased pursuant to this Agreement (or issued upon the exercise of the Warrants) until after the date of the Company's conference call regarding the Company's financial results for the quarter ending March 31, 2005, but in any event no later that June 20, 2005.

            5.12 Confidentiality of Disclosure Schedules. Such Investor shall maintain in confidence the information in the Disclosure Schedules until the earlier of (i) the date the Company files its Annual Report on Form 10-K for the year ended December 31, 2004 and (ii) March 31, 2005.

      6. Conditions to Closing.

            6.1 Conditions to the Investors' Obligations. The obligation of each Investor to purchase the Shares and the Warrants at the Closing is subject to the fulfillment to such Investor's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

                  (a) The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                  (b) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

                  (c) The Company shall have executed and delivered the Registration Rights Agreement.

                  (d) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

                  (e) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d) and (h) of this Section 6.1.

                  (f) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Special Committee of the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

                  (g) The Investors shall have received an opinion from Morrison & Foerster LLP, the Company's counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as the Investors may reasonably request.

                  (h) No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

            6.2 Conditions to Obligations of the Company. The Company's obligation to sell and issue the Shares and the Warrants at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the
Company:

                  (a) The representations and warranties made by the Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 (the "Investment
Representations"), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

                  (b) The Investors shall have executed and delivered the Registration Rights Agreement.

                  (c) The Investors shall have delivered the Purchase Price to the Company.

            6.3   Termination of Obligations to Effect Closing; Effects.

                  (a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

                        (i) Upon the mutual written consent of the Company and the Investors;

                        (ii) By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

                        (iii) By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor; or

                        (iv) By either the Company or any Investor (with respect to itself only) if the Closing has not occurred on or prior to March 31, 2005;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing.

            (b) In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other Investors and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

      7.    Covenants and Agreements of the Company.

            7.1 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

            7.2 Reports. The Company will furnish to the Investors and/or their assignees such information relating to the Company and its Subsidiaries as from time to time may reasonably be requested by the Investors and/or their assignees; provided, however, that the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

            7.3 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company's obligations to the Investors under the Transaction Documents.

            7.4 Insurance. The Company shall not materially reduce the insurance coverages described in Section 4.19.

            7.5 Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

            7.6 Listing of Underlying Shares and Related Matters. If the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed.

            7.7 Termination of Covenants. The provisions of Sections 7.2 through 7.5 shall terminate and be of no further force and effect on the date on which the Company's obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

            7.8 Removal of Legends. Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement and receipt by the Company of the Investor's written confirmation that such Securities will not be disposed of except in compliance with the prospectus delivery requirements of the 1933 Act or (ii) Rule 144(k) becoming available the Company shall, upon an Investor's written request, promptly cause certificates evidencing the Investor's Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) to the Company's transfer agent together with a representation letter in customary form, the Company shall be liable to the Investor for liquidated damages in an amount equal to 1.0% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Day that the unlegended certificates have not been so delivered. Each Investor will cooperate in all reasonable respects with the Company and the transfer agent in delegending such Investor's certificates and providing the documentation referred to above.

      8.    Survival and Indemnification.

            8.1 Survival. The covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement indefinitely. The representations and warranties contained in this Agreement shall survive until 18 months after the Closing.

            8.2 Indemnification. The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

            8.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

      9.    Miscellaneous.

            9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            9.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

            9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                 If to the Company:

                          Endocare, Inc.
                          201 Technology Drive
                          Irvine, CA 92618
                          Attention: Chief Executive Officer
                          Fax: (949) 450-5300

                 With a copy to:

                          Morrison & Foerster LLP
                          3811 Valley Centre Drive, Suite 500
                          San Diego, CA  92130
                          Attention: Steven G. Rowles, Esq.
                          Fax: (858) 720-5125

                 If to the Investors:

to the addresses set forth on the signature pages hereto.

            9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay the reasonable fees and expenses of Lowenstein Sandler PC not to exceed $30,000. Such expenses shall be paid not later than the Closing. The Company shall reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys' fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

            9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

            9.7 Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance. By 8:30 a.m. (New York City time) on the trading day immediately following the Closing Date, the Company shall issue a press release disclosing the consummation of the transactions contemplated by this Agreement. No later than the third trading day following the Closing Date, the Company will file a Current Report on Form 8-K attaching the press release described in the foregoing sentence as well as copies of the Transaction Documents. In addition, the Company will make such other filings and notices in the manner and time required by the SEC. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the 1934 Act) or any regulatory agency, without the prior written consent of such Investor, except to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure.

            9.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

            9.9 Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof; provided, however, that, except as expressly set forth herein this Agreement shall not supersede or otherwise affect any of the parties' obligations under any confidentiality or non-disclosure agreements previously executed by any of the parties with respect to the Company.

            9.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

            9.11 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

            9.12 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such

Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                          ENDOCARE, INC.

                                      By: /s/ Michael R. Rodriguez
                                          --------------------------------------
                                              Senior Vice President, Finance and
                                              Chief Financial Officer

The Investors:                        SRB Greenway Capital, L.P.

                                      By: SRB Management, L.P., General Partner

                                      By: BC Advisors, L.L.C., General Partner

Aggregate Purchase                    By /s/ Steven R. Becker
 Price: $170,800.97                      ---------------------------------
Number of Shares: 61,661                 Steven R. Becker, Member
Number of Series A Warrants: 21,581
Number of Series B Warrants: 21,581

Address for Notice:

                                      300 Crescent Court, Suite 1111
                                      Dallas, TX 75201

                                      With a copy to:

                                      Lowenstein Sandler PC
                                      65 Livingston Avenue
                                      Roseland, NJ 07068
                                      Attn: John D. Hogoboom, Esq.
                                      Telephone: 973.597.2500
                                      Facsimile: 973.597.2400

                                [other investors]

The Investors:                        SRB Greenway Capital (QP), L.P.

                                      By: SRB Management, L.P., General Partner

                                      By: BC Advisors, L.L.C., General Partner

Aggregate Purchase                    By /s/ Steven R. Becker
 Price: $1,216,700.34                    ---------------------------------
Number of Shares:  439,242               Steven R. Becker, Member
Number of Series A Warrants: 153,735
Number of Series B Warrants: 153,735

Address for Notice:

                                      300 Crescent Court, Suite 1111
                                      Dallas, TX 75201

                                      With a copy to:

                                      Lowenstein Sandler PC
                                      65 Livingston Avenue
                                      Roseland, NJ 07068
                                      Attn: John D. Hogoboom, Esq.
                                      Telephone: 973.597.2500
                                      Facsimile: 973.597.2400

                                [other investors]

The Investors:                        SRB Greenway Offshore Operating Fund, L.P.

                                      By: SRB Management, L.P., General Partner

                                      By: BC Advisors, L.L.C., General Partner

Aggregate Purchase                    By /s/ Steven R. Becker
 Price: $112,500.78                      ----------------------------------
Number of Shares: 40,614                 Steven R. Becker, Member
Number of Series A Warrants: 14,215
Number of Series B Warrants: 14,215

Address for Notice:

                                      300 Crescent Court, Suite 1111
                                      Dallas, TX 75201

                                      With a copy to:

                                      Lowenstein Sandler PC
                                      65 Livingston Avenue
                                      Roseland, NJ 07068
                                      Attn: John D. Hogoboom, Esq.
                                      Telephone: 973.597.2500
                                      Facsimile: 973.597.2400

                                [other investors]

The Investors:                          WS Opportunity Fund (QP), L.P.

                                        By: WS Ventures Management, L.P.,
                                            General Partner

                                        By: WSV Management, L.L.C.,
                                            General Partner

Aggregate Purchase Price: $252,901      By:/s/ Reid S. Walker
Number of Shares: 91,300                   ---------------------------------
Number of Series A Warrants: 31,955        Reid S. Walker, Member
Number of Series B Warrants: 31,955

Address for Notice:

                                        300 Crescent Court, Suite 1111
                                        Dallas, TX 75201

                                        With a copy to:

                                        Lowenstein Sandler PC
                                        65 Livingston Avenue
                                        Roseland, NJ 07068
                                        Attn: John D. Hogoboom, Esq.
                                        Telephone: 973.597.2500
                                        Facsimile: 973.597.2400

                                [other investors]

The Investors:                          WS Opportunity Fund International, Ltd.

                                        By: WS Ventures Management, L.P.,
                                            As agent and attorney-in-fact

                                        By: WSV Management, L.L.C.,
                                            General Partner

Aggregate Purchase Price: $337,300.13   By:/s/ Reid Walker
Number of Shares: 121,769                  ---------------------------------
Number of Series A Warrants: 42,619        Reid Walker, Member
Number of Series B Warrants: 42,619

Address for Notice:

                                        300 Crescent Court, Suite 1111
                                        Dallas, TX 75201

                                        With a copy to:

                                        Lowenstein Sandler PC
                                        65 Livingston Avenue
                                        Roseland, NJ 07068
                                        Attn: John D. Hogoboom, Esq.
                                        Telephone: 973.597.2500
                                        Facsimile: 973.597.2400

                              [other investors]

The Investors:                            Walker Smith Capital (QP), L.P.

                                          By: WS Capital Management, L.P.,
                                              General Partner

                                          By: WS Capital, L.L.C.,
                                              General Partner

Aggregate Purchase Price: $1,154,499.99   By:/s/ Reid S. Walker
Number of Shares: 416,787                    -------------------------------
Number of Series A Warrants: 145,876         Reid S. Walker, Member
Number of Series B Warrants: 145,876

Address for Notice:

                                          300 Crescent Court, Suite 1111
                                          Dallas, TX 75201

                                          With a copy to:

                                          Lowenstein Sandler PC
                                          65 Livingston Avenue
                                          Roseland, NJ 07068
                                          Attn: John D. Hogoboom, Esq.
                                          Telephone: 973.597.2500
                                          Facsimile: 973.597.2400

                                [other investors]

The Investors:                            WS Opportunity Fund, L.P.

                                          By: WS Ventures Management, L.P.,
                                              General Partner

                                          By: WSV Management, L.L.C.,
                                              General Partner

Aggregate Purchase Price: $235,100.98     By:/s/ Reid S. Walker
Number of Shares: 84,874                     -------------------------------
Number of Series A Warrants: 29,706          Reid S. Walker, Member
Number of Series B Warrants: 29,706

Address for Notice:

                                          300 Crescent Court, Suite 1111
                                          Dallas, TX 75201

                                          With a copy to:

                                          Lowenstein Sandler PC
                                          65 Livingston Avenue
                                          Roseland, NJ 07068
                                          Attn: John D. Hogoboom, Esq.
                                          Telephone: 973.597.2500
                                          Facsimile: 973.597.2400

                                [other investors]

The Investors:                            Walker Smith International Fund, Ltd.

                                          By: WS Capital Management, L.P.,
                                              As agent and attorney-in-fact

                                          By: WS Capital, L.L.C.,
                                              General Partner

Aggregate Purchase Price: $1,775,896.86       By:/s/ Reid S. Walker
Number of Shares: 641,118                        ------------------------------
Number of Series A Warrants: 224,391             Reid S. Walker, Member
Number of Series B Warrants: 224,391

Address for Notice:

                                          300 Crescent Court, Suite 1111
                                          Dallas, TX 75201

                                          With a copy to:

                                          Lowenstein Sandler PC
                                          65 Livingston Avenue
                                          Roseland, NJ 07068
                                          Attn: John D. Hogoboom, Esq.
                                          Telephone: 973.597.2500
                                          Facsimile: 973.597.2400

                                [other investors]

The Investors:                            Walker Smith Capital, L.P.

                                          By: WS Capital Management, L.P.,
                                              General Partner

                                          By: WS Capital, L.L.C.,
                                              General Partner

Aggregate Purchase Price: $244,300.15     By:/s/ Reid S. Walker
Number of Shares: 88,195                     --------------------------------
Number of Series A Warrants: 30,868          Reid S. Walker, Member
Number of Series B Warrants: 30,868

Address for Notice:

                                          300 Crescent Court, Suite 1111
                                          Dallas, TX 75201

                                          With a copy to:

                                          Lowenstein Sandler PC
                                          65 Livingston Avenue
                                          Roseland, NJ 07068
                                          Attn: John D. Hogoboom, Esq.
                                          Telephone: 973.597.2500
                                          Facsimile: 973.597.2400

                                [other investors]

The Investors (continued):                  PARAGON ASSOCIATES J.V.

Aggregate Purchase Price: $2,000,000.94     By /s/ Bradbury Dyer, III
Number of Shares: 722,022                      -------------------------------
Number of Series A Warrants: 252,707        Name: Bradbury Dyer, III
Number of Series B Warrants: 252,707        Title: Managing Agent

Address for Notice:                         500 Crescent Court, Suite 260
                                            Dallas, TX 75201

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                WEBER CAPITAL PARTNERS, L.P.
                                          By: WEBER CAPITAL MANAGEMENT, LLC,
                                                Its General Partner

                                          By: /s/ Eugene M. Weber
                                              --------------------------------
                                          Name: Eugene M. Weber
                                          Title: Managing Member

Aggregate Purchase Price: $390,293.00
Number of Shares: 140,900
Number of Series A Warrants: 49,315
Number of Series B Warrants: 49,315

Address for Notice:

                                          340 Pine Street, Suite 300
                                          San Francisco, CA 94104

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                           WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                GW 2001 FUND, L.P.
                                          By: WEBER CAPITAL MANAGEMENT, LLC,
                                                Its General Partner

                                          By: /s/ Eugene M. Weber
                                              --------------------------------
                                          Name: Eugene M. Weber
                                          Title: Managing Member

Aggregate Purchase Price: $109,705.85
Number of Shares: 39,605
Number of Series A Warrants: 13,861
Number of Series B Warrants: 13,861

Address for Notice:

                                          340 Pine Street, Suite 300
                                          San Francisco, CA 94104

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                ARBOR PARTNERS, L.P.
                                          By: APM Partners, L.P.,
                                              General Partner

                                          By: /s/ Richard Shuster
                                              --------------------------------
                                          Name: Richard Shuster
                                          Title: President of Shuco, Inc.,
                                          General Partner of APM Partners, L.P.

Aggregate Purchase Price: $287,249.00
Number of Shares: 103,700
Number of Series A Warrants: 36,295
Number of Series B Warrants: 36,295

Address for Notice:

                                          909 Third Avenue, 32nd floor
                                          New York, NY 10022

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                WPG OPPORTUNISTIC VALUE FUND,
                                          L.P.
                                          By: WPG Opportunistic Value Fund
                                          Manager, L.L.C., General Partner
                                          By: Weiss, Peck & Greer Investments, a
                                          Division of Robeco USA, L.L.C., Sole
                                          Managing Member

                                          By: /s/ Richard Shuster
                                              ----------------------------------
                                          Name: Richard Shuster
                                          Title: Managing Director

                                          By: /s/ Daniel Vandivort
                                              ----------------------------------
                                          Name: Daniel Vandivort
                                          Title: Chief Investment Officer

Aggregate Purchase Price: $1,111,116.25
Number of Shares: 401,125
Number of Series A Warrants: 140,393
Number of Series B Warrants: 140,393

Address for Notice:

                                          909 Third Avenue, 32nd floor
                                          New York, NY 10022

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                WPG OPPORTUNISTIC VALUE FUND,
                                          OVERSEAS L.P.
                                          By: WPG Opportunistic Value Fund
                                          Manager, L.L.C., Supervisory
                                          General Partner
                                          By: Weiss, Peck & Greer Investments, a
                                          Division of Robeco USA, L.L.C., Sole
                                          Managing Member

                                          By: /s/ Richard Shuster
                                              ---------------------------------
                                          Name: Richard Shuster
                                          Title: Managing Director

                                          By: /s/ Daniel Vandivort
                                              ---------------------------------
                                          Name: Daniel Vandivort
                                          Title: Chief Investment Officer

Aggregate Purchase Price: $901,635.00
Number of Shares: 325,500
Number of Series A Warrants: 113,925
Number of Series B Warrants: 113,925

Address for Notice:

                                          909 Third Avenue, 32nd floor
                                          New York, NY 10022

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                PUBLIC EMPLOYEE RETIREMENT SYSTEM
                                          OF IDAHO

                                          By: ZESIGER CAPITAL GROUP, LLC,
                                                As Attorney-in-fact

                                          By: /s/ Robert K. Winters
                                              -----------------------------
                                          Name: Robert K. Winters
                                          Title: Managing Director

Aggregate Purchase Price: $999,970.00
Number of Shares: 361,000
Number of Series A Warrants: 126,350
Number of Series B Warrants: 126,350

Address for Notice:

                                          c/o Zesiger Capital Group LLC
                                          320 Park Avenue
                                          New York, NY 10022

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                CITY OF MILFORD PENSION & RETIREMENT
                                          FUND

                                          By: ZESIGER CAPITAL GROUP, LLC,
                                                As Attorney-in-fact

                                          By: /s/ Robert K. Winters
                                              ------------------------------
                                          Name: Robert K. Winters
                                          Title: Managing Director

Aggregate Purchase Price: $449,908.94
Number of Shares: 162,422
Number of Series A Warrants: 56,847
Number of Series B Warrants: 56,847

Address for Notice:

                                          c/o Zesiger Capital Group LLC
                                          320 Park Avenue
                                          New York, NY 10022

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                CITY OF STAMFORD FIREMEN'S PENSION
                                          FUND

                                          By: ZESIGER CAPITAL GROUP, LLC,
                                                As Attorney-in-fact

                                          By: /s/ Robert K. Winters
                                              --------------------------------
                                          Name: Robert K. Winters
                                          Title: Managing Director

Aggregate Purchase Price: $199,994.00
Number of Shares: 72,200
Number of Series A Warrants: 25,270
Number of Series B Warrants: 25,270

Address for Notice:

                                          c/o Zesiger Capital Group LLC
                                          320 Park Avenue
                                          New York, NY  10022

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                NORWALK EMPLOYEES' PENSION PLAN

                                          By: ZESIGER CAPITAL GROUP, LLC,
                                                As Attorney-in-fact

                                          By: /s/ Robert K. Winters
                                              ---------------------------
                                          Name: Robert K. Winters
                                          Title: Managing Director

Aggregate Purchase Price: $175,064.00
Number of Shares: 63,200
Number of Series A Warrants: 22,120
Number of Series B Warrants: 22,120

Address for Notice:

                                          c/o Zesiger Capital Group LLC
                                          320 Park Avenue
                                          New York, NY 10022

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                JP MORGAN TRUST CO. (BAHAMAS)
                                          LIMITED AS TRUSTEE U/A/D 11/3/93

                                          By: ZESIGER CAPITAL GROUP, LLC,
                                                As Attorney-in-fact

                                          By: /s/ Robert K. Winters
                                              --------------------------------
                                          Name: Robert K. Winters
                                          Title: Managing Director

Aggregate Purchase Price: $170,078.00
Number of Shares: 61,400
Number of Series A Warrants: 21,490
Number of Series B Warrants: 21,490

Address for Notice:

                                          c/o Zesiger Capital Group LLC
                                          320 Park Avenue
                                          New York, NY  10022

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                ROBERT K. WINTERS

                                          By: /s/ Robert K. Winters
                                              -------------------------------
                                          Name: Robert K. Winters

                                          Title

Aggregate Purchase Price: $4,986.00
Number of Shares: 1,800
Number of Series A Warrants: 630
Number of Series B Warrants: 630

Address for Notice:

                                          c/o Zesiger Capital Group LLC
                                          320 Park Avenue
                                          New York, NY 10022

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                CIMARRON OVERSEAS EQUITY MASTER
                                          FUND LP

                                          By: /s/ J.M. Cullum Clark
                                              ---------------------------
                                          Name: J.M. Cullum Clark
                                          Title: President of the General
                                                 Partner

Aggregate Purchase Price: $400,000.00
Number of Shares: 144,405
Number of Series A Warrants: 50,541
Number of Series B Warrants: 50,541

Address for Notice:

                                          2626 Cole Avenue, Suite 200
                                          Dallas, TX 75204

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                PROTHRO FAMILY LIMITED PARTNERSHIP
                                          LP

                                          By: /s/ J.H. Cullum Clark
                                              --------------------------------
                                          Name: J.H. Cullum Clark
                                          Title: Managing General Partner

Aggregate Purchase Price: $300,000.00
Number of Shares: 108,303
Number of Series A Warrants: 37,906
Number of Series B Warrants: 37,906

Address for Notice:

                                          2626 Cole Avenue, Suite 200
                                          Dallas, TX 75204

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                HAYDEN R. FLEMING AND LADONNA M.
                                          FLEMING REVOCABLE TRUST

                                          By: /s/ Hayden R. Fleming
                                              --------------------------------
                                          Name: Hayden R. Fleming
                                          Title: Trustee

Aggregate Purchase Price: $499,998.85
Number of Shares: 180,505
Number of Series A Warrants: 63,176
Number of Series B Warrants: 63,176

Address for Notice:

                                          17797 North Perimeter Drive, Suite 105
                                          Scottsdale, AZ  85255

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                HAIMOVITCH MEDICAL TECHNOLOGY
                                          CONSULTANTS

                                          By: /s/ Larry Haimovitch
                                              --------------------------------
Aggregate Purchase Price: $24,999.25
Number of Shares: 9,025
Number of Series A Warrants: 3,158
Number of Series B Warrants: 3,158

Address for Notice:

                                          111 Highland Lane
                                          Mill Valley, CA 94941

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

Please note:

These securities should be issued in my trust name The Larry Haimovitch 2000 Separate Property Revocable Trust.

The Investors:

                                          /s/ Kevin Kotler
                                          ------------------------------------

Aggregate Purchase Price: $99,999.77
Number of Shares: 36,101
Number of Series A Warrants: 12,635
Number of Series B Warrants: 12,635

Address for Notice:

                                          280 Park Avenue South
                                          Apt. 18C
                                          New York, NY 10010

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors:

                                          /s/ Lior Bregman
                                          ------------------------------------

Aggregate Purchase Price: $499,998.85
Number of Shares: 180,505
Number of Series A Warrants: 63,176
Number of Series B Warrants: 63,176

Address for Notice:

                                          LB Capital Investments
                                          10 Sinclair Ter
                                          Short Hills, NJ 07078

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                MIDWOOD CAPITAL PARTNERS, L.P.

                                          By: /s/ Ross DeMont
                                              --------------------------------
                                          Name: Ross DeMont
                                          Title: Principal

Aggregate Purchase Price: $340,017.50
Number of Shares: 122,750
Number of Series A Warrants: 42,960
Number of Series B Warrants: 42,960

Address for Notice:

                                          Arcadia Management, LLC
                                          One Washington Mall, 8th floor
                                          Boston, MA  02108

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

The Investors (continued):                MIDWOOD CAPITAL PARTNERS QP, L.P.

                                          By: /s/ Ross DeMont
                                              --------------------------------
                                          Name: Ross DeMont
                                          Title: Principal

Aggregate Purchase Price: $159,981.35
Number of Shares: 57,755
Number of Series A Warrants: 20,216
Number of Series B Warrants: 20,216

Address for Notice:

                                          Arcadia Management, LLC
                                          One Washington Mall, 8th floor
                                          Boston, MA 02108

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

                                          /s/ Craig T. Davenport
                                          ------------------------------------

Aggregate Purchase Price: $184,999.99
Number of Shares: 66,787
Number of Series A Warrants: 23,375
Number of Series B Warrants: 23,375

Address for Notice:

                                          Charles Schwab & Co., Inc.
                                          Attn:  Alternative Investment Services
                                          211 Main Street
                                          San Francisco, CA 94105

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

                                          /s/ William J. Nydam
                                          ------------------------------------

Aggregate Purchase Price: $499,998.85
Number of Shares: 180,505
Number of Series A Warrants: 63,176
Number of Series B Warrants: 63,176

Address for Notice:

                                          17254 Circa Del Sur
                                          Box 8370
                                          Rancho Santa Fe, CA 92067

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]

Daniels Family Trust

Trustee                                   /s/ John R. Daniels, M.D.
                                          ------------------------------------

Trustee                                   /s/ AnnaMarie Daniels
                                          ------------------------------------

Aggregate Purchase Price: $299,999.31
Number of Shares: 108,303
Number of Series A Warrants: 37,906
Number of Series B Warrants: 37,906

Address for Notice:

                                          842 Las Casas
                                          Pacific Palisades, CA 90272

   [SIGNATURE PAGE TO PURCHASE AGREEMENT RELATING TO SALE OF COMMON STOCK AND
                          WARRANTS OF ENDOCARE, INC.]